Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novell, Inc., a Delaware corporation (the “Company”), on Form 10-K for the period ended October 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), Dana C. Russell, Senior Vice President and Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

/s/ Dana C. Russell
Dana C. Russell
Senior Vice President and Chief Financial Officer

Date: December 13, 2010